EXHIBIT 99.2
                                                                    ------------



PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
Jeffrey D. Saferstein (JS/5339)
Erica Weinberger (EW/1411)
1285 Avenue of the Americas
New York, New York 10019-6064
Telephone:  (212) 373-3000
Attorneys for Debtor in Possession

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
----------------------------------------x
                                        :       Chapter 11
In re:                                  :       Case No. 02-16213 (ALG)
                                        :
ACTRADE CAPITAL, INC.                   :
                                        :
                        Debtor.         :
                                        :
----------------------------------------x



                         MONTHLY OPERATING STATEMENT FOR
                THE PERIOD NOVEMBER 1, 2003 TO NOVEMBER 30, 2003
                ------------------------------------------------

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                                              CHAPTER 11 CASE NO. 02-16213 (ALG)


                              ACTRADE CAPITAL, INC.
--------------------------------------------------------------------------------
                                     DEBTOR


                         Monthly Operating Statement For
                The Period November 1, 2003 to November 30, 2003


DEBTOR'S ADDRESS:
-----------------
Actrade Capital, Inc.
200 Cottontail Lane
Vantage Court South
Somerset, NJ 08873

                                Monthly Disbursements:          $ 219,000
                                                                =========



DEBTOR'S ATTORNEY:
------------------
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019

                                Monthly After Tax Income:       $    3,000
                                                                ==========


         The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that to the best of my knowledge, information and belief, the information contained therein accurately reflects, on an unconsolidated basis, information contained in the Debtor's books and records and public filings. As stated in previous disclosures, no assurances can be given and no reliance should be made, on the Debtor's books and records, and on the information contained in the Debtor's public filings.

         The undersigned also verifies that, to the best of his knowledge, liability, workers compensation and short-term disability insurance policies, have been paid currently.



DATE:  December 15, 2003           By:  /s/ John Fioretti
                                        ---------------------------------------
                                        John Fioretti
                                        Chief Restructuring Officer
                                        Actrade Capital, Inc.


Indicate if this is an amended statement by checking here

                                Amended Statement       [_]

                              ACTRADE CAPITAL, INC.
                      (DEBTOR-IN-POSSESSION) BALANCE SHEET
                                OCTOBER 31, 2003
                             (DOLLARS IN THOUSANDS)



ASSETS

CURRENT ASSETS:
     Cash                                                              $ 29,074

     Other current assets                                                 1,222
                                                                       --------
         Total Current Assets                                            30,296


OTHER ASSETS                                                                  3
                                                                       --------

TOTAL ASSETS                                                           $ 30,299
                                                                       ========

LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES NOT SUBJECT TO COMPROMISE:
CURRENT LIABILITIES:
     Accounts payable                                                  $    978
     Accrued expenses                                                       192
                                                                       --------
         Total Current Liabilities                                        1,170
                                                                       --------

DUE TO PARENT, SUBSIDIARIES AND AFFILIATES, NET                          46,944

LIABILITIES SUBJECT TO COMPROMISE:
     Accounts payable                                                        54
     Accrued expenses                                                       270
                                                                       --------
         Total Current Liabilities Subject to Compromise                    324
                                                                       --------
   Total Liabilities                                                     48,438
                                                                       --------

STOCKHOLDERS' DEFICIT:
     Common stock                                                            --
     Additional paid in capital                                              10
     Accumulated deficit                                                (18,149)
                                                                       --------

         Total Stockholders' Deficit                                    (18,139)
                                                                       --------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                            $ 30,299
                                                                       ========

                        See Notes to Financial Statements

                              ACTRADE CAPITAL, INC.
                 (DEBTOR-IN-POSSESSION) STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)


                                                                                        FOR THE PERIOD
                                                                                      DECEMBER 13, 2002
                                                                    MONTH ENDED            THROUGH
                                                                  NOVEMBER 31, 2003     NOVEMBER 31, 2003
                                                                  -----------------     -----------------
Revenue - Trade acceptance drafts                                    $    --              $    1,222

Other Income - Recovery of Bad Debt
Recovery of Bad Debt                                                      --                  15,200
Reduction of prepetition accruals                                        200                     200

Operating Expenses:
     General and administrative expenses                                 111                   5,235
     Bad debt                                                             --                   1,849
     Interest expense                                                     --                      26
                                                                     -------              ----------
Total Operating Expenses                                                 111                   7,110
                                                                     -------              ----------

Income before reorganization items and provision for income taxes         89                   9,512
                                                                     -------              ----------

Reorganization items:
     Professional fees                                                  (110)                 (5,238)
     Interest earned on accumulated cash resulting
       from Chapter 11 proceeding                                         24                     114
                                                                     -------              ----------

                                                                         (86)                 (5,124)
                                                                     -------              ----------

Income before provision for income taxes                                   3                   4,388

Provision for income taxes                                                --                  (1,964)
                                                                     -------              ----------


Net Income                                                           $     3              $    2,424
                                                                     =======              ==========

                        See Notes to Financial Statements

                              ACTRADE CAPITAL, INC.
                 (DEBTOR-IN-POSSESSION) STATEMENT OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)


                                                                                        FOR THE PERIOD
                                                                                      DECEMBER 13, 2002
                                                                    MONTH ENDED            THROUGH
                                                                  NOVEMBER 31, 2003    NOVEMBER 31, 2003
                                                                  -----------------    -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  NET INCOME                                                         $        3           $    2,421
  ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH PROVIDED BY
     OPERATING ACTIVITIES:
         DEPRECIATION AND AMORTIZATION                                       --                  626
         RECOVERY OF BAD DEBT                                                --              (15,200)
         BAD DEBT                                                            --                1,849
         DEFERRED INCOME                                                     --                   46
         DEFERRED INCOME TAX ASSET                                           --                9,120

CHANGES IN OPERATING ASSETS AND LIABILITIES:
       TRADE ACCEPTANCE DRAFTS RECEIVABLE                                    --               21,548
       OTHER CURRENT ASSETS                                                  --                 (896)
     OTHER ASSETS                                                             7                    6
       ACCOUNTS PAYABLE                                                      29                  978
       ACCRUED EXPENSES                                                     138                3,758
       DUE TO PARENT, SUBSIDIARIES AND AFFILIATES                          (262)              (2,121)
       INCOME TAXES PAYABLE                                                  --               (6,270)
                                                                     ----------           ----------

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES BEFORE
   REORGANIZATION ITEMS                                                     (85)              15,865

OPERATING CASH FLOW FROM REORGANIZATION ITEMS -
     BANKRUPTCY RELATED PROFESSIONAL FEES PAID                             (138)              (4,287)
                                                                     ----------           ----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                  (223)              11,578
                                                                     ----------           ----------

NET (DECREASE) INCREASE IN CASH DURING THE PERIOD                          (223)              11,581

CASH BALANCE AT BEGINNING OF PERIOD                                      29,297               17,493
                                                                     ----------           ----------

CASH BALANCE AT END OF PERIOD                                        $   29,074           $   29,074
                                                                     ==========           ==========

                        See Notes to Financial Statements

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                NOVEMBER 30, 2003
                             (DOLLARS IN THOUSANDS)



NOTE 1.  BASIS OF PRESENTATION

The accompanying unaudited financial statements of Actrade Capital, Inc. (the "Company") have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. These financial statements include intercompany balances that would be eliminated, in accordance with generally accepted accounting principles, when the results of the Company are consolidated with its parent and all of its wholly owned subsidiaries or affiliates.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

Financial Reporting For Bankruptcy Proceedings - In connection with the bankruptcy proceedings, the Company is required to report in accordance with the American Institute of Certified Public Accountant's Statement of Position 90-7 "Financial Reporting by Entities in Reorganizations under the Bankruptcy Code" (SOP 90-7"). SOP 90-7 requires, among other things, (i) that pre-petition liabilities that are subject to compromise be segregated in the Company's balance sheet as liabilities subject to compromise and (ii) the identification of all transactions and events that are directly associated with the reorganization of the Company in Statement of Operations.

NOTE 3.  PETITION FOR RELIEF UNDER CHAPTER 11

On December 12, 2002, the Company filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Under Chapter 11, actions to enforce certain claims against the Company in existence prior to the filing of the Chapter 11 petition are stayed while the Company continues business operations as a debtor-in-possession. These claims are reflected in the November 30, 2003, balance sheet as "liabilities subject to compromise." Additional claims (liabilities subject to compromise) may arise subsequent to the filing date resulting from rejection of executory contracts or leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts.

The Company received approval from the Bankruptcy Court to pay or otherwise honor certain of its prepetition obligations, including wages and other employee benefits.

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                NOVEMBER 30, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 4.  REORGANIZATION COSTS

Reorganization costs include professional fees and other related expenses attributable to the filings.

NOTE 5.  INTERCOMPANY TRANSACTIONS

Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of the Company are consolidated with its parent and all of its wholly owned subsidiaries or affiliates. The net intercompany balances that are included on the accompanying financial statements under the caption of Due to Parent, Subsidiaries and Affiliates amounted to $46,944 at November 30, 2003.

NOTE 6.  SUPPLEMENTAL FINANCIAL INFORMATION

The Company is the operating entity, which recognized and paid all operating expenses including professional fees and other related expenses attributable to the reorganization filings for itself and its parent, Actrade Financial Technologies Ltd. ("AFTL"). The Company charged back to AFTL through intercompany accounts for its share of outstanding liabilities as of November 30, 2003 since AFTL is legally obligated for these outstanding liabilities. The Company paid approximately $4,287 for professional fees and other related expenses attributable to the reorganization during the period from December 13, 2002 through November 30, 2003.

NOTE 7.  PRESS RELEASE DATED JUNE 10, 2003 ANNOUNCES
         ADDITIONAL DEVELOPMENTS

AFTL announced on June 10, 2003 that, effective immediately, AFTL and all of its subsidiaries will cease writing any new business and will not issue new Trade Acceptance Drafts. AFTL also announced that it will promptly seek to reduce operating expenses, while focusing primarily on collecting the Company's outstanding TADs receivable, and on the sale process described below.

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                NOVEMBER 30, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 8.   REVALUATION OF DEFERRED TAX ASSET

Effective in the June, 2003 period, the Company determined that a valuation of the Deferred Tax Asset was necessary. As of November 30, 2003 the asset is valued at $0. The valuation allowance of $7,504 was necessary to reflect the realizable net value of taxes deferred as operations were discontinued and the asset was unrealizable.

NOTE 9.   FORM 8K REPORT FILED WITH SECURITIES AND EXCHANGE
          COMMISSION ON AUGUST 27, 2003 (REGULATION FD
          DISCLOSURE)

The Company hired John Fioretti to serve as its Chief Restructuring Officer effective as of August 18, 2003 and he has replaced AFTL's Chief Executive Officer, Mr. Richard McCormick.

NOTE: 10. FORM 8K REPORT FILED WITH SECURITIES AND EXCHANGE
          COMMISSION ON SEPTEMBER 11, 2003 (OTHER EVENTS
          AND REGULATION FD DISCLOSURE)

On September 11, 2003, the Bankruptcy Court entered an order approving the motion of the Company and AFTL under Section 363 of the U.S. Bankruptcy Code to allow the sale of certain of their intellectual property assets, including their patents, patent applications and trademarks to The CIT Group/ Commercial Services, Inc. for $200.

NOTE 11.  FORM 8K  REPORT FILED WITH SECURITIES AND EXCHANGE
          COMMISSION ON SEPTEMBER 23, 2003 (OTHER EVENTS
          REGULATION  FD DISCLOSURE)

The Company received a one-time cash payment of $12,984 in settlement of certain TAD's and bills of exchange that were previously reserved. The $12,984 was reflected as a recovery of bad debt during the month ended September 30, 2003.

NOTE 12.  FORM 8K REPORT FILED WITH SECURITIES AND EXCHANGE
          COMMISSION ON SEPTEMBER 26, 2003 (OTHER EVENTS
          REGULATION  FD DISCLOSURE)

On September 25, 2003, the Company and AFTL filed with the Bankruptcy Court a joint chapter 11 plan and related disclosure statement that provides for the distribution of their

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                NOVEMBER 30, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 12.  FORM 8K REPORT FILED WITH SECURITIES AND EXCHANGE
          COMMISSION ON SEPTEMBER 26, 2003 (OTHER EVENTS REGULATION FD DISCLOSURE) (CONT'D.)

assets to their creditors and shareholders. Subsequently, the Chapter 11 plan was amended on October 30, 2003, December 10, 2003 and December 15, 2003 (The "Plan").

NOTE 13.  FORM 8K REPORT FILED WITH SECURITIES AND EXCHANGE
          COMMISSION ON NOVEMBER 14, 2003 (OTHER EVENTS
          REGULATION  FD DISCLOSURE)

On October 30, 2003, the Company and AFTL received approval from the Bankruptcy Court of their disclosure statement, which outlines the final liquidation plans of the Company and AFTL for a distribution of assets to creditors and shareholders.

NOTE 14.  FORM 8K REPORT FILED WITH SECURITIES AND EXCHANGE
          COMMISSION ON DECEMBER 15, 2003 (OTHER EVENTS
          REGULATION  FD DISCLOSURE)

On December 15, 2003 a hearing was held on confirmation of the Company's and Capital's Plan. An order of the Bankruptcy Court approving the Plan is expected shortly.

                                                                       EXHIBIT 1


                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                        SUMMARY OF MONTHLY DISBURSEMENTS
                                NOVEMBER 30, 2003
                             (DOLLARS IN THOUSANDS)

                                                                           TOTAL MONTHLY
                                                          INTERCOMPANY     DISBURSEMENTS
                                        TOTAL MONTHLY    DISBURSEMENTS       EXCLUDING
   DEBTOR COMPANY       CASE NUMBER     DISBURSEMENTS   INCLUDED IN TOTAL   INTERCOMAPNY
   --------------       -----------     -------------   -----------------   ------------
Actrade Capital, Inc.   02-16213 (ALG)  $       219        $        --      $       219

                                        -----------        -----------      -----------
                                        $       219        $        --      $       219
                                        ===========        ===========      ===========